Exhibit 10.2
SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of August 12, 2022 (the “Effective Date”) (subject to Paragraph 7 below) and is made by and among L.B. FOSTER COMPANY, a Pennsylvania corporation (the "Company"), CXT INCORPORATED, a Delaware corporation ("CXT"), SALIENT SYSTEMS, INC., an Ohio corporation ("Salient Systems"), L.B. FOSTER RAIL TECHNOLOGIES, INC., a West Virginia corporation ("Rail Technologies, Inc."), L.B. FOSTER RAIL TECHNOLOGIES CANADA LTD., a corporation incorporated under the laws of Canada ("Rail Technologies Canada"), L.B. FOSTER RAIL TECHNOLOGIES, CORP., a corporation amalgamated under the laws of Canada ("Rail Technologies, Corp."), L.B. FOSTER RAIL TECHNOLOGIES (UK) LIMITED, a private limited company existing under the laws of England and Wales ("Rail Technologies (UK)"), TEW ENGINEERING LIMITED, a private limited company existing under the laws of England and Wales ("TEW Engineering"), NETPRACTISE LIMITED, a private limited company existing under the laws of England and Wales ("Netpractise"), and TEW PLUS LIMITED, a private limited company existing under the laws of England and Wales ("TEW Plus" and together with the Company, CXT, Salient Systems, Rail Technologies, Inc., Rail Technologies Canada, Rail Technologies, Corp., Rail Technologies (UK), TEW Engineering, Netpractise, and each Person who joins the Credit Agreement (as defined below) as a Borrowers from time to time, each a "Borrower" and collectively, the "Borrowers"), the Guarantors from time to time party hereto, the Lenders and PNC BANK, NATIONAL ASSOCIATION, in its capacity as the Administrative Agent (in such capacity, the "Administrative Agent") under the Credit Agreement.
RECITALS
WHEREAS, the Borrowers, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Fourth Amended and Restated Credit Agreement, dated as of August 13, 2021, as amended by that certain First Amendment to Fourth Amended and Restated Credit Agreement, dated December 15, 2021, by and among the Borrowers, the Guarantors, the Lenders party thereto and the Administrative Agent (the "First Amendment") (as amended, supplemented, modified or restated prior to the date hereof, the "Existing Credit Agreement", and as amended hereby and as may be further amended, supplemented, modified or restated from time to time, the "Credit Agreement");
WHEREAS, the Borrowers and the Guarantors desire to amend certain provisions of the Existing Credit Agreement and the Lenders and the Administrative Agent shall permit such amendments pursuant to the terms and conditions set forth herein.
NOW, THEREFORE, in consideration of their mutual covenants and agreements hereinafter set forth and intending to be legally bound hereby, the parties hereto covenant and agree as follows:
1.Incorporation of Recitals. The foregoing recitals are incorporated herein by reference as if fully set forth herein.
2.Certain Definitions. Capitalized terms used herein but not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.
3.Amendments.

(a)The amendments and successor interest rate provisions set forth in Appendix A of the First Amendment are hereby deleted in their entirety and shall be superseded by the amendments set forth herein.
(b)The Existing Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the underlined blue text (indicated textually in the same manner as the following example: underlined text) as set forth on the version of the Existing Credit Agreement attached hereto as Exhibit A, which is hereby made a part hereof (the “Composite Credit Agreement”).
(c)Exhibit 2.4.1 [Loan Request] to the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the amended Exhibit 2.4.1 [Loan Request] attached hereto as Exhibit B, which is hereby made a part hereof.
(d)Exhibit 8.2.6 [Acquisition Compliance Certificate] to the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the amended Exhibit 8.2.6 [Acquisition Compliance Certificate] attached hereto as Exhibit C, which is hereby made a part hereof.
(e)Exhibit 8.3.3 [Quarterly Compliance Certificate] to the Credit Agreement is hereby deleted in its entirety and in its stead is inserted the amended Exhibit 8.3.3 [Quarterly Compliance Certificate] attached hereto as Exhibit D, which is hereby made a part hereof.
4.Representations and Warranties. Each Borrower and each Guarantor hereby represent and warrant that: (a) no default or Event of Default (or similar defined term) exists or will exist immediately after giving effect to the transactions contemplated hereby, (b) all representations and warranties of such party contained in the Existing Credit Agreement, in this Amendment and in the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifiers), (c) the execution, delivery and performance of this Amendment and any other document related hereto by such party have been duly authorized by all necessary corporate or other organizational action, and (d) this Amendment and any other document related hereto have been duly executed and delivered by such party.
5.Limitation; Effect of Amendment. No provision of the Existing Credit Agreement or any other Loan Document is amended or waived in any way other than as provided herein. Except as set forth expressly herein, all terms of the Existing Credit Agreement and the other Loan Documents shall be and remain in full force and effect and are hereby ratified and confirmed, and shall constitute the legal, valid, binding, and enforceable obligations of the parties thereto. As of the date hereof, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Existing Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof”, “therein” and words of like import), shall mean and be a reference to the Existing Credit Agreement as amended by this Amendment. This Amendment constitutes a Loan Document.
6.No Novation or Mutual Departure. Each Borrower and each Guarantor expressly acknowledge and agree that there has not been, and this Amendment does not constitute or establish, a novation with respect to the Existing Credit Agreement or any of the Loan Documents, or a mutual departure from the strict terms, provisions, and conditions thereof other than with respect to the amendments in Section 3 of this Amendment.

7.Counterparts; Effectiveness.
(a)The provisions of this Amendment shall not become effective until the Administrative Agent has received the following items, each in form and substance acceptable to the Administrative Agent and its counsel:
(i)    this Amendment, duly executed by the other Loan Parties, the Administrative Agent and the Lenders;
(ii)    all documents and deliveries listed in the Preliminary Closing Agenda attached hereto as Exhibit E and made a part hereof
(iii)    payment of all other fees and expenses owed to the Administrative Agent and its counsel in connection with this Amendment; and
(iii)    such other documents as may be requested by the Administrative Agent, if any.
(b)This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
(c)This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
(d)The words “execution,” “signed,” “signature,” and words of like import in this Amendment shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state Laws based on the Uniform Electronic Transactions Act. The parties hereto agree that this Amendment may, at the Administrative Agent’s option, be in the form of an electronic record and may be signed or executed using electronic signatures. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper signature page which has been converted into electronic form (such as scanned into PDF format) for transmission, delivery and/or retention.
8.Section Headings. Section headings used in this Amendment are for convenience of reference only and shall not govern the interpretation of any of the provisions of this Amendment.
9.Severability. The provisions of this Amendment are intended to be severable. If any provision of this Amendment shall be held invalid or unenforceable in whole or in part in any jurisdiction, such provision shall, as to such jurisdiction, be ineffective to the extent of such invalidity or unenforceability without in any manner affecting the validity or enforceability thereof in any other jurisdiction or the remaining provisions hereof in any jurisdiction.
10.Fees and Costs. Borrowers will pay on demand all out-of-pocket fees, costs, and expenses of Administrative Agent, including but not limited to the fees and expenses of outside counsel, in connection with the preparation, execution, and delivery of this Amendment.

11.Governing Law, Etc. The terms of the Existing Credit Agreement relating to governing law, submission to jurisdiction, waiver of venue and waiver of jury trial are incorporated herein by reference, mutatis mutandis, and the parties hereto agree to such terms.
12.Construction. Reference to this Amendment means this Amendment, together with all Exhibits attached hereto.
[Signature Pages Follow]

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]
IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Amendment as of the day and year first above written.
    BORROWERS

L.B. FOSTER COMPANY, a Pennsylvania corporation By: /s/ William M. Thalman (SEAL) Name: William M. Thalman Title: Senior Vice President and Chief Financial Officer
CXT INCORPORATED, a Delaware corporation
SALIENT SYSTEMS, INC., an Ohio corporation
L.B. FOSTER RAIL TECHNOLOGIES, INC., a West Virginia corporation By: /s/ William M. Thalman (SEAL) Name: William M. Thalman Title: Vice President of each of the above-listed entities

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

BORROWERS (CONTINUED):
L.B. FOSTER RAIL TECHNOLOGIES CANADA LTD.,
a corporation incorporated under the laws of Canada

L.B. FOSTER RAIL TECHNOLOGIES, CORP.,
a corporation amalgamated under the laws of Canada

By: /s/ William M. Thalman     (SEAL)
Name:    William M. Thalman
Title:    Vice President of each of the above-listed entities

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

BORROWERS (CONTINUED):
L.B. FOSTER RAIL TECHNOLOGIES (UK) LIMITED, a private limited company existing under the laws of England

TEW ENGINEERING LIMITED, a private limited company existing under the laws of England

NETPRACTISE LIMITED, a private limited company existing under the laws of England

TEW PLUS LIMITED, a private limited company existing under the laws of England

By:     /s/ John F. Kasel
Name:    John F. Kasel
Title:    Director of each of the above-listed entities

[SIGNATURE PAGE TO SECOND AMENDMENT TO FOURTH
AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTORS:

CHEMTEC ENERGY SERVICES, L.L.C,
a Texas limited liability company

By: /s/ William M. Thalman     (SEAL)
Name: William M. Thalman
Title: Vice President

PORTEC RAIL NOVA SCOTIA COMPANY, an
unlimited liability company registered under the
laws of Nova Scotia, Canada

By: /s/ William M. Thalman     (SEAL)
Name:  William M. Thalman
Title:    Vice President

PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent
By: /s/ Felicia E. Leksono
Name: Felicia E. Leksono
Title: Vice President

BANK OF AMERICA, N.A., as a Lender
By: /s/ Brandon Bouchard
Name: Brandon Bouchard
Title: Vice President

CITIZENS BANK, N.A.,
as a Lender and as Co-Syndication Agent
By: /s/ Paul Dawley
Name: Paul Dawley
Title: Senior Vice President

WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and as Co-Syndication Agent
By: /s/ Barbara K. Angel
Name: Barbara K. Angel
Title: Senior Vice President

BMO HARRIS BANK, NATIONAL ASSOCIATION, as a Lender
By: /s/ Chris Wilke
Name: Chris Wilke
                        Title: Vice President

Exhibit A
Composite Credit Agreement

Exhibit B
Form Loan Request

Exhibit C
Form Acquisition Compliance Certificate

Exhibit D
Form Quarterly Compliance Certificate

Exhibit E
PRELIMINARY CLOSING AGENDA